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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                            MAY 3, 2000 (MAY 2, 2000)

                               AMC FINANCIAL, INC.
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                    0-27314
       State of              Commission File Number            11-2994671
   Incorporation or                                        I.R.S. Employer
     Organization                                         Identification No.


        11111 WILCREST GREEN
             SUITE 250                                  77042
           HOUSTON, TEXAS                             (Zip Code)
   Address of Principal Executive
              Offices

                                 (713) 787-0100
                         Registrant's telephone number,
                               including area code




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.

ITEM 5.  OTHER EVENTS.

On May 2, 2000, at a special meeting (the "Special Meeting") of the Board of Directors of the Company, the Board of Directors adopted a plan of liquidation and dissolution of the Company (the "Plan"). Adoption of the Plan is subject to approval by an affirmative vote of a majority of the Company's common stock entitled to vote at the annual meeting of the Company's stockholders, which is currently anticipated to be held in late June 2000. A press release is attached hereto and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Exhibits. The following exhibits are filed as part of this report:

            99.1  Press Release, dated May 2, 2000.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 3, 2000

                                  AMC FINANCIAL, INC.


                                  By: /s/ D. RICHARD THOMPSON
                                          D. Richard Thompson
                                          Chief Executive Officer and President

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